Organization and Principal Activities	12 Months Ended
Dec. 31, 2014
Organization and Principal Activities [Abstract]
Organization and Principal Activities

1. Organization and Principal Activities

Phoenix New Media Limited (“PNM”, or the “Company”) was incorporated in the Cayman Islands on November 22, 2007 by Phoenix Satellite Television (B.V.I.) Holding Limited (the “Parent”), a subsidiary of Phoenix Satellite Television Holdings Ltd. (the “Phoenix TV”). Phoenix TV, its subsidiaries and variable interest entities (“VIEs”) are collectively referred to as the Phoenix TV Group. As of December 31, 2014, the Company had ten subsidiaries, five VIEs for which subsidiaries of the Company are the primary beneficiary, and four subsidiaries of a VIE. The Company, its subsidiaries, VIEs and subsidiaries of one of the VIEs are hereinafter collectively referred to as the “Group”. The Group generates revenues from providing advertising services and paid services, which include mobile value-add services (“MVAS”) and games and others. Tianying Jiuzhou and Yifeng Lianhe hold the necessary licenses and approvals to operate Internet-related businesses in the PRC. In addition, the VIEs are in the process of applying for certain licenses for the operations of their businesses, including an Internet audio-visual program transmission license and an Internet news license.

The details of the subsidiaries, VIEs and the subsidiaries of one of the VIEs as of December 31, 2014 are set out below:

			Percentage
			of Direct or
			Indirect
	Place of	Date of	Economic	Principal
Name	Incorporation	Incorporation	Ownership	Activity
Direct subsidiaries:
Phoenix Satellite Television Information Limited	British Virgin Islands (“BVI”)	September 1, 1999	100%	Investment holding
Phoenix New Media (Hong Kong) Company Limited	Hong Kong	February 24, 2011	100%	Advertising
Phoenix New Media (Hong Kong) Information Technology Company Limited	Hong Kong	April 22, 2014	100%	Investment holding
I Game Limited	Cayman Island	May 20, 2014	100%	Investment holding
Indirect subsidiaries:
Fenghuang On-line (Beijing) Information Technology Co., Ltd. (“Fenghuang On-line”)	PRC	December 20, 2005	100%	Technical consulting
Beijing Fenghuang Yutian Software Technology Co., Ltd. (“Fenghuang Yutian”)	PRC	June 15, 2012	100%	Software development
Fenghuang Feiyang (Beijing) New Media Information Technology Co., Ltd. (“Fenghuang Feiyang”)	PRC	October 25, 2013	100%	Technical consulting
I Game (Hong Kong) Company Limited	Hong Kong	June 10, 2014	100%	Game
Beijing Fenghuang Borui Software Technology Co., Ltd. (“Fenghuang Borui”)	PRC	October 13, 2014	100%	Software development
Qieyiyou (Beijing) Information Technology Co., Ltd. (“Qieyiyou”)	PRC	November 28, 2014	100%	Game
VIEs:
Beijing Tianying Jiuzhou Network Technology Co., Ltd. (“Tianying Jiuzhou”)	PRC	April 18, 2000	100%	Advertising, MVAS, and games and others
Yifeng Lianhe (Beijing) Technology Co., Ltd. (“Yifeng Lianhe”)	PRC	June 16, 2006	100%	MVAS
Beijing Chenhuan Technology Co., Ltd. (“Chenhuan”)	PRC	June 10, 2014	100%	Game
Beijing Youjiuzhou Technology Co., Ltd. (“Youjiuzhou”)	PRC	June 10, 2014	100%	Game
Beijing Huanyou Tianxia Technology Co., Ltd. (“Huanyou Tianxia”)	PRC	June 16, 2014	100%	Game
Direct subsidiaries of Tianying Jiuzhou:
Beijing Tianying Chuangzhi Advertising Co., Ltd. (“Tianying Chuangzhi”)	PRC	February 8, 2010	100%	Advertising
Beijing Jirong Wenhua Culture Communication Co., Ltd. (“Jirong Wenhua”)	PRC	June 1, 2012	100%	Publishing
Tianjin Fenghuang Mingdao Culture Communication Co., Ltd. (“Fenghuang Mingdao”)	PRC	May 24, 2013	100%	Advertising
Beijing Tianying Chuangzhan Culture Communication Co., Ltd. (“Tianying Chuangzhan”)	PRC	July 29, 2013	100%	Advertising

In order to comply with Chinese laws and regulations that prohibit or restrict foreign ownership of companies that operate Internet content and advertising businesses, a series of agreements (the “Contractual Agreements”) were entered into among Fenghuang On-line, Tianying Jiuzhou, Yifeng Lianhe and their legal shareholders in 2009, and among Fenghuang On-line, Chenhuan, Youjiuzhou and Huanyou Tianxia and their legal shareholders in 2014, respectively. Through the aforementioned activities, Tianying Jiuzhou, Yifeng Lianhe, Chenhuan, Youjiuzhou and Huanyou Tianxia are considered VIEs in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Fenghuang On-line is entitled to substantially all the economic risks and rewards associated with the VIEs, and is the primary beneficiary of the VIEs.

Voting Right Entrustment Agreements

Pursuant to the voting right entrustment agreements among the VIEs, their legal shareholders and Fenghuang On-line, each legal shareholder of the VIEs has agreed to grant a person designated by Fenghuang On-line the right to exercise their rights as shareholders, including all voting rights, as well as rights to attend and propose the convening of shareholder meetings. Unless otherwise required by law, the voting right entrustment agreements will remain in effect indefinitely unless both parties agree to terminate the agreement in writing, or unless Fenghuang On-line decides in its discretion to terminate the relevant agreement.

Exclusive Equity Option Agreements

Under the exclusive equity option agreement among the VIEs, their legal shareholders and Fenghuang On-line, the legal shareholders of the VIEs irrevocably granted Fenghuang On-line or its designated person an irrevocable, unconditional and exclusive option to purchase, to the extent permitted by applicable PRC laws, all of the equity interest in the VIEs from the legal shareholders. The purchase price for the entire equity interest is to be calculated based on the paid-up amount of the relevant equity interest or the minimum price permitted by applicable PRC laws. The exclusive equity option agreement will remain in effect until all of the equity interests in the VIEs have been duly transferred to Fenghuang On-line or its designated representative.

Loan Agreements

Pursuant to the loan agreements among Fenghuang On-line and legal shareholders of its VIEs, Fenghuang On-line granted interest-free loans to the legal shareholders of the VIEs for an amount that is equal to their respective capital contribution in the VIEs. The loans can be repaid only with proceeds from the sale of all of the respective shareholder’s equity interests in the applicable VIE to Fenghuang On-line or its designated representatives pursuant to the applicable exclusive equity option agreement. The term of each loan is ten years, and may be extended upon mutual agreement of the parties.

Equity Pledge Agreements

Under the equity pledge agreement among the VIEs, their legal shareholders and Fenghuang On-line, the legal shareholders of the VIEs have pledged their respective equity interests in the VIEs to Fenghuang On-line to secure the performance of the obligations of the VIEs and their legal shareholders under the applicable exclusive technical licensing and services agreement, voting right entrustment agreement, exclusive equity option agreement and loan agreement. The equity pledge agreements will remain in effect until the secured obligations have been fully performed by the VIEs or released by Fenghuang On-line.

Exclusive Technical Licensing and Service Agreements

Under the exclusive technical licensing and service agreements between Fenghuang On-line and each of the VIEs, Fenghuang On-line has the exclusive right to provide technical and consulting services to the VIEs. The VIEs have agreed to pay a service fee to Fenghuang On-line equal to a certain percentage of their respective annual revenues plus a special service fee for certain services rendered by Fenghuang On-line at the request of the VIEs. The technical service agreements also transfer all of the economic benefit of intellectual property created by the VIEs to Fenghuang On-line. Each exclusive technical services agreement will remain in effect indefinitely and can be terminated only by Fenghuang On-line unless otherwise required by law.

The Group has evaluated the relationship among the Company, Fenghuang On-line and the VIEs in accordance with U.S. GAAP. Pursuant to the voting right entrustment agreements, the Company has obtained power, as granted to the legal shareholders by the applicable PRC law and under the articles of association of the VIEs, to direct all significant activities of the VIEs, which include but are not limited to budgeting, financing, and making other strategic and operational decisions, and will significantly impact the VIEs’ economic performance. Pursuant to the exclusive technical licensing and service agreements and other agreements, the Company has the right to receive benefits of the VIEs in the form of technical service fees, which could potentially be significant to the VIEs’ net income. In addition, the Company has the right to receive all the residual assets of the VIEs through exercise of the exclusive equity option agreements. As a result, the Company, through Fenghuang On-line, is considered the primary beneficiary of the VIEs and therefore includes the VIEs’ assets, liabilities and operating results in its consolidated financial statements. With the Contractual Agreements with the VIEs, the Company has the power to direct the activities of the VIEs, and can freely have assets transferred out of the VIEs without any restrictions. Only the registered capital and PRC statutory reserves of the VIEs amounted to RMB31.4 million (US$5.1 million) as of December 31, 2014 can be used to solely settle obligations of the VIEs. As both the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, the creditors of the VIEs’ liabilities do not have recourse to the general credit of the Company. The amounts of the consolidated VIEs current liabilities without recourse to the Company disclosed on the face of the consolidated balance sheets have excluded the amounts due to inter-company entities.

The following tables set forth the assets, liabilities, results of operations and cash flows of the consolidated VIEs:

	As of December 31,
	2013	2014	2014
	RMB	RMB	US$
Current assets	1,132,220	1,341,023	216,134
Non-current assets	43,736	70,197	11,314
Total assets	1,175,956	1,411,220	227,448
Accounts payable	217,556	352,008	56,733
Amounts due to related parties	509	886	143
Amounts due to inter-company entities	676,275	608,181	98,021
Advances from customers	10,519	17,380	2,801
Taxes payable	15,631	49,717	8,013
Salary and welfare payable	87,293	84,874	13,679
Accrued expenses and other current liabilities	50,389	76,916	12,398
Current liabilities	1,058,172	1,189,962	191,788
Non-current liabilities	12,231	18,179	2,929
Total liabilities	1,070,403	1,208,141	194,717

	For the Years Ended December 31,
	2012	2013	2014	2014
	RMB	RMB	RMB	US$
Revenues	1,105,053	1,418,693	1,632,827	263,164
Net income	16,359	14,851	53,141	8,565

	For the Years Ended December 31,
	2012	2013	2014	2014
	RMB	RMB	RMB	US$
Net cash provided by/(used in) operating activities	118,870	(311,286)	(110,741)	(17,848)
Net cash (used in)/provided by investing activities	(29,578)	(457,202)	403,635	65,054
Net cash provided by financing activities	—	—	10,000	1,612

As of December 31, 2014, the total assets for the consolidated VIEs mainly comprised of cash and cash equivalents, term deposits and short term investments, accounts receivable, prepayments and other current assets, amounts due from related parties and property and equipment. There was no pledge or collateralization of these assets. Unrecognized revenue-producing assets that are held by the VIEs comprise the Internet Content Provision License, the Online Culture Operating Permit, the Internet Publication License, the Permit for Production and Operation of Radio and TV Programs, the Value-added Telecommunications Business Operating License, trademark, and domain name. Recognized revenue-producing assets that are held by the VIEs comprise Property and Equipment and operating rights for licensed games. As of December 31, 2014, the total liabilities for the consolidated VIEs mainly comprised accounts payable, amounts due to related parties, amounts due to inter-company entities, advances from customers, salary and welfare payable, taxes payable and accrued expenses and other current liabilities. The inter-company technical services fees charged by other entities of the Group to the consolidated VIEs were included in the net income of the consolidated VIEs amounted to RMB186.0 million, RMB380.9 million and RMB414.4 million (US$66.8 million) for the years ended December 31, 2012, 2013 and 2014, respectively. The balances and transactions of the consolidated VIEs were reflected in the Company’s consolidated financial statements with inter-company transactions eliminated.

It is possible that the Group’s operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group’s management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through Contractual Arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through Contractual Arrangements could be construed to reach the Group’s VIE arrangements, and as a result the Group’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law does not make clear how “control” would be determined for such purpose, and is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, that the Group’s operation of certain of its operations and businesses through VIEs, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group’s income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Group’s business operations, and have a severe adverse impact on the Group’s cash flows, financial position and operating performance.

In addition, it is possible that the contracts among the Group, the Group’s VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC law and regulations or are otherwise not enforceable for public policy reasons. In the event that the Group was unable to enforce these Contractual Arrangements, the Group would not be able to exert effective control over the affected VIEs. Consequently, such VIE’s results of operations, assets and liabilities would not be included in the Group’s consolidated financial statements. If such were the case, the Group’s cash flows, financial position and operating performance would be severely adversely affected. The Group’s Contractual Arrangements with respect to its consolidated VIEs are approved and in place. The Group’s management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Group’s operations and contractual relationships would find the contracts to be unenforceable.

There is no entity in the Group for which the Company has a variable interest but is not the primary beneficiary as of December 31, 2014.